UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2008

Apollo Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 14th Floor, New York, NY 10019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 212-515-3450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On January 14, 2008, the Registrant issued a press release, filed herewith as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release, dated January 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INVESTMENT CORPORATION

Date: January 15, 2008	By:	/s/ Richard L. Peteka
	Name:	Richard L. Peteka
	Title:	Chief Financial Officer & Treasurer